Enterprise Financial Services Corp 2022 Fourth Quarter Earnings Webcast Exhibit 99.2

Forward-Looking Statements Some of the information in this report may contain “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include projections based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, shareholder value creation and the impact of the Company's integration of First Choice Bancorp ("First Choice") and other acquisitions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “opportunity,” “estimate,” “forecast,” “project,” “pro forma” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in the forward-looking statements and future results could differ materially from historical performance. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: the Company’s ability to efficiently integrate acquisitions, including the First Choice acquisition, into its operations, retain the customers of these businesses and grow the acquired operations, as well as credit risk, changes in the appraised valuation of real estate securing impaired loans, outcomes of litigation and other contingencies, exposure to general and local economic and market conditions, high unemployment rates, higher inflation and its impacts (including U.S. federal government measures to address higher inflation), U.S. fiscal debt, budget and tax matters, and any slowdown in global economic growth, risks associated with rapid increases or decreases in prevailing interest rates, consolidation in the banking industry, competition from banks and other financial institutions, the Company’s ability to attract and retain relationship officers and other key personnel, burdens imposed by federal and state regulation, changes in legislative or regulatory requirements, as well as current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including rules and regulations relating to bank products and financial services, changes in accounting policies and practices or accounting standards, changes in the method of determining LIBOR and the phase out of LIBOR, natural disasters, terrorist activities, war and geopolitical matters (including the war in Ukraine and the imposition of additional sanctions and export controls in connection therewith), or pandemics, including the COVID-19 pandemic, and their effects on economic and business environments in which we operate, including the ongoing disruption to the financial market and other economic activity caused by the continuing COVID-19 pandemic, and those factors and risks referenced from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and the Company’s other filings with the SEC. The Company cautions that the preceding list is not exhaustive of all possible risk factors and other factors could also adversely affect the Company’s results. For any forward-looking statements made in this press release or in any documents, EFSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results. Readers are cautioned not to place undue reliance on any forward-looking statements. Except to the extent required by applicable law or regulation, EFSC disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made. 2

Financial Highlights - 4Q22* Capital • Tangible Common Equity/Tangible Assets** 8.43%, compared to 7.86% • Tangible Book Value Per Share** $28.67, compared to $26.62 • CET1 Ratio 11.1%, compared to 11.0% • Quarterly common stock dividend increased $0.01 to $0.25 per share in first quarter 2023 • Quarterly preferred stock dividend of $12.50 per share ($0.3125 per depository share) • Net Income $60.0 million, up $9.8 million; EPS $1.58 • Net Interest Income $138.8 million, up $14.5 million; NIM 4.66% • PPNR** $78.6 million, up $13.7 million • ROAA 1.83%, compared to 1.51%; PPNR ROAA** 2.40%, compared to 1.96% • ROATCE** 22.62%, compared to 18.82% Earnings *Comparisons noted below are to the linked quarter unless otherwise noted. **A Non-GAAP Measure, Refer to Appendix for Reconciliation. 3

Financial Highlights, continued - 4Q22* *Comparisons noted below are to the linked quarter unless otherwise noted. Loans & Deposits • Loans $9.7 billion, up $382.2 million • Loan/Deposit Ratio 90% • Deposits $10.8 billion, down $228.4 million • Noninterest-bearing Deposits/Total Deposits 43% Asset Quality • Nonperforming Loans/Loans 0.10% • Nonperforming Assets/Assets 0.08% • Allowance Coverage Ratio 1.41%; 1.56% adjusted for guaranteed loans 4

Financial Highlights - 2022* Capital • Tangible Common Equity/Tangible Assets** 8.43%, compared to 8.13% • Tangible Book Value Per Share** $28.67, compared to $28.28 • Common stock dividend increased to $0.90 per share, compared to $0.75 per share • Repurchased 700,473 shares at average price of $47.00 per share • Net Income $203.0 million, up $70.0 million; EPS $5.31 compared to $3.86 • Net Interest Income $473.9 million, up $113.7 million; NIM 3.89% compared to 3.41% • PPNR** $258.8 million, up $51.3 million • ROAA 1.52%, compared to 1.16%; PPNR ROAA** 1.94%, compared to 1.81% • ROATCE** 19.10%, compared to 14.18% Earnings *Comparisons noted below are to the prior year. **A Non-GAAP Measure, Refer to Appendix for Reconciliation. Loans, Deposits, & Asset Quality • Loans $9.7 billion, up $719.5 million • Deposits $10.8 billion, down $514.6 million • Net Charge-offs/Average Loans 0.04%, compared to 0.14% 5

Areas of Focus Organic Loan and Deposit Growth Disciplined Loan and Deposit Pricing Maintain Strong Asset Quality Maintain a Strong Balance Sheet Opportunistic Talent Additions 6

$9,018 $9,056 $9,269 $9,355 $9,737 4Q21 1Q22 2Q22 3Q22 4Q22 In Millions 11% Total Loan Growth* *Excluding PPP Total Loan Trends PPP $134PPP $272 PPP $13 PPP $49 PPP $7 7

Loan Details - LTM 4Q22 4Q21 LTM Change C&I $ 1,905 $ 1,479 $ 426 CRE Investor Owned 2,176 1,955 221 CRE Owner Occupied 1,174 1,113 61 SBA loans* 1,312 1,241 71 Sponsor Finance* 635 508 127 Life Insurance Premium Finance* 817 653 164 Tax Credits* 560 487 73 Residential Real Estate 380 431 (51) Construction and Land Development 535 626 (91) Other 236 253 (17) Subtotal $ 9,730 $ 8,746 $ 984 SBA PPP loans 7 272 (265) Total Loans $ 9,737 $ 9,018 $ 719 Certain prior period amounts have been reclassified among the categories to conform to the current period presentation. *Specialty loan category. In Millions 8

Loan Details - QTR 4Q22 3Q22 QTR Change C&I $ 1,905 $ 1,781 $ 124 CRE Investor Owned 2,176 2,106 70 CRE Owner Occupied 1,174 1,133 41 SBA loans* 1,312 1,269 43 Sponsor Finance* 635 650 (15) Life Insurance Premium Finance* 817 780 37 Tax Credits* 560 508 52 Residential Real Estate 380 382 (2) Construction and Land Development 535 513 22 Other 236 220 16 Subtotal $ 9,730 $ 9,342 $ 388 SBA PPP loans 7 13 (6) Total Loans $ 9,737 $ 9,355 $ 382 Certain prior period amounts have been reclassified among the categories to conform to the current period presentation. *Specialty loan category. In Millions 9

Total Loans By Region Specialty Lending $2,813 $3,241 $3,382 4Q21 3Q22 4Q22 In Millions Midwest $2,939 $3,115 $3,214 4Q21 3Q22 4Q22 Southwest $1,084 $1,161 $1,242 4Q21 3Q22 4Q22 Note: Excludes PPP and Other loans. Certain prior period amounts have been reclassified among the categories to conform to the current period presentation. Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California) West $1,657 $1,605 $1,656 4Q21 3Q22 4Q22 10

Deposit Details - LTM 4Q22 4Q21 LTM Change Noninterest-bearing demand accounts $ 4,643 $ 4,579 $ 64 Interest-bearing demand accounts 2,256 2,466 (210) Money market accounts 2,655 2,891 (236) Savings accounts 744 800 (56) Certificates of deposit: Brokered 119 129 (10) Other 412 479 (67) Total deposits $ 10,829 $ 11,344 $ (515) Specialty deposits (included in total deposits) $ 2,524 $ 2,222 $ 302 In Millions 11

Deposit Details - QTR 4Q22 3Q22 QTR Change Noninterest-bearing demand accounts $ 4,643 $ 4,643 $ — Interest-bearing demand accounts 2,256 2,271 (15) Money market accounts 2,655 2,793 (138) Savings accounts 744 824 (80) Certificates of deposit: Brokered 119 129 (10) Other 412 398 14 Total deposits $ 10,829 $ 11,058 $ (229) Specialty deposits (included in total deposits) $ 2,524 $ 2,422 $ 102 In Millions 12

Total Deposits By Region Specialty Deposits $2,222 $2,422 $2,524 4Q21 3Q22 4Q22 In Millions Midwest $5,525 $5,221 $4,940 4Q21 3Q22 4Q22 Southwest $1,848 $1,827 $1,845 4Q21 3Q22 4Q22 West $1,749 $1,588 $1,520 4Q21 3Q22 4Q22 Note: Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California) 13

Specialty Deposits 39.5% 23.4% 14.9% 2.8% 19.4% Community Associations $998 million in deposit accounts specifically designed to serve the needs of community associations. Property Management $589 million in deposits. Specializing in the compliance of Property Management Trust Accounts. Third-Party Escrow $377 million in deposits. Growing product line providing independent escrow services. Trust Services $70 million in deposit accounts. Providing services to nondepository trust companies. Specialty deposits of $2.5 billion represent 23% of total deposits. Includes high composition of noninterest-bearing deposits with an efficient cost of funds. Other $490 million in deposit accounts primarily related to Sponsor Finance and Life Insurance Premium Financing loans. 4Q21 1Q22 2Q22 3Q22 4Q22 Community Assoc Property Mgmt Third- Party Escrow Trust Services Other $— $500 $1,000 In Millions 14

Earnings Per Share Trend - 4Q22 $1.32 $0.46 $(0.03) $(0.17) $1.58 3Q22 Operating Revenue Provision for Credit Losses Noninterest Expense 4Q22 Change in EPS 15

$102.1 $101.2 $109.6 $124.3 $138.8 3.32% 3.28% 3.55% 4.10% 4.66% 0.08% 0.12% 0.76% 2.20% 3.65% Net Interest Income PPP Income Net Interest Margin Avg Fed Funds Rate 4Q21 1Q22 2Q22 3Q22 4Q22 Net Interest Income Trend In Millions 35.9% NII Growth PPP Income $2.9 PPP Income $1.6 PPP Income $0.5 PPP Income $4.9 PPP Income $0.1 16

Net Interest Margin 4.32% 4.34% 4.51% 5.10% 5.87% 2.30% 2.31% 2.51% 2.65% 2.91% 0.15% 0.19% 0.71% 2.17% 3.35% 3.50% 3.45% 3.76% 4.47% 5.25% Earning asset yield Interest-earning deposit yield Securities yield Loan yield 4Q21 1Q22 2Q22 3Q22 4Q22 0.17% 0.17% 0.24% 0.54% 0.94% 0.10% 0.10% 0.13% 0.31% 0.53% 0.31% 0.30% 0.37% 0.67% 1.07% Interest-bearing deposit rate Total cost of deposits Interest-bearing liabilities 4Q21 1Q22 2Q22 3Q22 4Q22 Components of Interest-bearing LiabilitiesComponents of Interest-earning Assets 4.10% 0.60% 0.08% 0.09% (0.21)% 4.66% 3Q22 Loan Yield Loan Growth Securities/Interest- earning Deposit Yield Cost of Funds 4Q22 Margin Bridge 17

Credit Trends for Loans 14 7 (1) 2 9 4Q21 1Q22 2Q22 3Q22 4Q22 $68 $176 $298 $122 $388 $(167) $(138) $(85) $(36) $(6) 39.9% 39.9% 43.9% 42.5% 41.0% Organic Loans PPP Loans Avg Line Draw % 4Q21 1Q22 2Q22 3Q22 4Q22 4Q22 3Q22 4Q21 NPLs/Loans 0.10% 0.19% 0.31% NPAs/Assets 0.08% 0.14% 0.23% ACL/NPLs 1371.9% 773.1% 517.6% ACL/Loans* 1.56% 1.67% 1.84% Annualized Net Charge-offs (Recoveries) to Average Loans Provision for Credit Losses $(3.7) $(4.1) $0.7 $0.7 $2.1 4Q21 1Q22 2Q22 3Q22 4Q22 In Millions bps bps bps bps bps In Millions Loan Growth and Average Line of Credit Utilization *Excludes guaranteed loans. 18

$140.5 $(1.5) $(2.1) $136.9 ACL 3Q22 Portfolio Changes Net Charge-offs ACL 4Q22 Allowance for Credit Losses for Loans In Millions • New loans and changes in composition of existing loans • Changes in risk ratings, past due status and reserves on individually evaluated loans • Changes in macroeconomic and qualitative factors 4Q22 In Millions Loans ACL ACL as a % of Loans Commercial and industrial $ 3,860 $ 54 1.40 % Commercial real estate 4,628 59 1.27 % Construction real estate 612 11 1.80 % Residential real estate 395 8 2.03 % Other 242 5 2.07 % Total $ 9,737 $ 137 1.41 % Reserves on sponsor finance, which is included in the categories above, represented $16.1 million. Total ACL percentage of loans excluding PPP and other government guaranteed loans was 1.56% Key Assumptions: • Reasonable and supportable forecast period is one year with a one year reversion period. • Forecast considers a weighted average of baseline, upside and downside scenarios. • Primary macroeconomic factors: ◦ Percentage change in GDP ◦ Unemployment ◦ Percentage change in Retail Sales ◦ Percentage change in CRE Index 19

Noninterest Income Trend Other Fee Income DetailFee Income In Millions $9.5 $22.6 $18.6 $14.2 $16.9 $2.7 $2.6 $2.5 $2.4 $2.4 $3.9 $4.2 $4.8 $5.0 $4.5 $3.2 $3.0 $3.5 $2.7 $2.3 $8.4 $6.2 $2.2 $3.0 $5.3 $4.4 $2.6 $1.2 $(3.6) $2.4 18.1% 15.6% 11.5% 7.1% 10.8% Wealth Management Deposit Services Charge Card Services Other Tax Credit Income Fee income/Operating Revenue 4Q21 1Q22 2Q22 3Q22 4Q22 $8.4 $6.2 $2.2 $3.0 $5.3 $1.2 $0.6 $0.7 $1.2 $0.9 $0.3 $0.7 $0.2 $0.6 $0.2 $0.7 $1.0 $0.7 $0.8 $0.8 $0.1 $1.2 $0.1 $0.2 $0.2 $5.0 $2.2 $2.8 $0.6 $0.4 $0.5 Miscellaneous Servicing Fees BOLI Swap Fees CDE Private Equity Fund Distribution Mortgage 4Q21 1Q22 2Q22 3Q22 4Q22 $0.2 $0.2 $0.2 $0.2 $0.3 2 20

Operating Expenses Trend Other Operating Expenses DetailOperating Expenses In Millions $62.8 $65.4 $68.8 $77.1 $63.7 $23.4 $22.4 $25.1 $27.3 $34.7 $4.5 $4.6 $4.3 $4.5 $4.2 $33.5 $35.8 $36.0 $37.0 $38.2 $2.3 47.5% 50.6% 51.1% 49.8% 48.1% Other Occupancy Employee compensation and benefits Merger-related expenses Core efficiency ratio* 4Q21 1Q22 2Q22 3Q22 4Q22 $23.4 $22.4 $25.1 $27.3 $34.7 $9.1 $8.6 $9.2 $9.4 $11.2 $4.7 $4.3 $5.9 $7.7 $13.3 $3.2 $3.3 $3.1 $3.5 $3.6 $1.1 $1.2 $1.5 $1.6 $2.8 $1.8 $1.9 $1.6 $2.0 $1.6 $2.0 $1.7 $2.5 $1.8 $0.9 $1.5 $1.4 $1.3 $1.3 $1.3 Miscellaneous Deposit costs Data processing Professional fees FDIC and other insurance Loan, legal expenses Amortization expense 4Q21 1Q22 2Q22 3Q22 4Q22 21

Capital Tangible Common Equity/Tangible Assets* 8.13% 7.62% 7.80% 7.86% 8.43% Tangible Common Equity/Tangible Assets 4Q21 1Q22 2Q22 3Q22 4Q22 *A Non-GAAP Measure, Refer to Appendix for Reconciliation. Regulatory Capital 10.0% 14.7% 14.4% 14.2% 14.2% 14.2% 6.5% 11.3% 11.0% 10.9% 11.0% 11.1% CET1 Tier 1 Total Risk Based Capital Minimum "Well Capitalized" Ratio 4Q21 1Q22 2Q22 3Q22 4Q22 8.0% 13.0% 12.7% 12.5% EFSC Capital Strategy: Low Cost - Highly Flexible High Capital Retention Rate – Strong earnings profile – Sustainable dividend profile Supporting Robust Asset Growth – Organic loan and deposit growth – High quality M&A to enhance commercial franchise and geographic diversification Maintain High Quality Capital Stack – Minimize WACC over time (preferred, sub debt, etc.) – Optimize capital levels CET1 ~10%, Tier 1 ~12%, and Total Capital ~14% Maintain 8-9% TCE – Common stock repurchases – M&A deal structures – Drives ROATCE above peer levels TBV and Dividends per Share $28.28 $27.06 $26.63 $26.62 $28.67 $0.20 $0.21 $0.22 $0.23 $0.24 TBV/Share Dividends per Share 4Q21 1Q22 2Q22 3Q22 4Q22 12.6% 12.6% 22

Appendix Fourth Quarter 2022 Earnings Webcast

Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as tangible common equity, ROATCE, PPNR, PPNR return on average assets (“PPNR ROAA”), core efficiency ratio, and the tangible common equity ratio, in this presentation that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its tangible common equity, ROATCE, PPNR, PPNR ROAA, core efficency ratio, and the tangible common equity ratio, collectively “core performance measures,” presented in this report and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures include exclude certain other income and expense items, such as merger related expenses, facilities charges, and the gain or loss on sale of investment securities, that the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated. 24

Reconciliation of Non-GAAP Financial Measures

($ in thousands, except per share data)	Quarter ended Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021
SHAREHOLDERS' EQUITY TO TANGIBLE COMMON EQUITY AND TOTAL ASSETS TO TANGIBLE ASSETS					
Shareholders' equity	$ 1,522,263	$ 1,446,218	$ 1,447,412	$ 1,473,177	$ 1,529,116
Less preferred stock	71,988	71,988	71,988	71,988	71,988
Less goodwill	365,164	365,164	365,164	365,164	365,164
Less intangible assets	16,919	18,217	19,528	20,855	22,286
Tangible common equity	$ 1,068,192	$ 990,849	$ 990,732	$ 1,015,170	$ 1,069,678
Accumulated other comprehensive income (loss)	$ (130,332)	$ (153,191)	$ (108,481)	$ (59,260)	$ 18,777
Tangible common equity excluding AOCI impact	1,198,524	1,144,040	1,099,213	1,074,430	1,050,901
Period end common shares outstanding	37,253	37,223	37,206	37,516	37,820
Tangible book value per share	$ 28.67	$ 26.62	$ 26.63	$ 27.06	$ 28.28
Tangible book value per share excluding AOCI impact	$ 32.17	$ 30.73	$ 29.54	$ 28.64	$ 27.79
Total assets	$ 13,054,172	$ 12,994,787	$ 13,084,506	$ 13,706,769	$ 13,537,358
Less goodwill	365,164	365,164	365,164	365,164	365,164
Less intangible assets	16,919	18,217	19,528	20,855	22,286
Tangible assets	$ 12,672,089	$ 12,611,406	$ 12,699,814	$ 13,320,750	$ 13,149,908
Tangible common equity to tangible assets	8.43 %	7.86 %	7.80 %	7.62 %	8.13 %

25

Reconciliation of Non-GAAP Financial Measures

($ in thousands)	Quarter ended Dec 31, 2022	Quarter ended Sep 30, 2022	Quarter ended Jun 30, 2022	Quarter ended Mar 31, 2022	Quarter ended Dec 31, 2021	Year ended Dec 31, 2022	Year ended Dec 31, 2021
RETURN ON AVERAGE TANGIBLE COMMON EQUITY (ROATCE)							
Average shareholder's equity	$ 1,490,592	$ 1,494,504	$ 1,474,267	$ 1,536,221	$ 1,495,396	$ 1,498,759	$ 1,277,153
Less average preferred stock	71,988	71,988	71,988	71,988	35,322	71,988	8,903
Less average goodwill	365,164	365,164	365,164	365,164	365,164	365,164	307,614
Less average intangible assets	17,544	18,857	20,175	21,540	23,008	19,516	22,460
Average tangible common equity	$ 1,035,896	$ 1,038,495	$ 1,016,940	$ 1,077,529	$ 1,071,902	$ 1,042,091	$ 938,176
Net income available to common shareholders	$ 59,064	$ 49,263	$ 44,211	$ 46,464	$ 50,811	$ 199,002	$ 133,055
ROATCE	22.62 %	18.82 %	17.44 %	17.49 %	18.81 %	19.10 %	14.18 %

($ in thousands)	Quarter ended Dec 31, 2022	Quarter ended Sep 30, 2022	Quarter ended Jun 30, 2022	Quarter ended Mar 31, 2022	Quarter ended Dec 31, 2021	Year ended Dec 31, 2022	Year ended Dec 31, 2021
CALCULATION OF PRE-PROVISION NET REVENUE							
Net interest income	$ 138,835	$ 124,290	$ 109,613	$ 101,165	$ 102,060	$ 473,903	$ 360,194
Noninterest income	16,873	9,454	14,194	18,641	22,630	59,162	67,743
Less noninterest expense	77,149	68,843	65,424	62,800	63,694	274,216	245,919
Branch-closure expenses	—	—	—	—	—	—	3,441
Merger-related expenses	—	—	—		2,320	—	22,082
PPNR	$ 78,559	$ 64,901	$ 58,383	$ 57,006	$ 63,316	$ 258,849	$ 207,541
Average assets	$ 12,986,568	$ 13,158,121	$ 13,528,474	$ 13,614,003	$ 13,267,193	$ 13,319,624	$ 11,467,310
ROAA - GAAP net income	1.83 %	1.51 %	1.34 %	1.42 %	1.52 %	1.52 %	1.16 %
PPNR ROAA - PPNR	2.40 %	1.96 %	1.73 %	1.70 %	1.89 %	1.94 %	1.81 %

26

Reconciliation of Non-GAAP Financial Measures Quarter ended ($ in thousands) Dec 31, 2022 Sep 30, 2022 Jun 30, 2022 Mar 31, 2022 Dec 31, 2021 CORE EFFICIENCY RATIO Net interest income (GAAP) $ 138,835 $ 124,290 $ 109,613 $ 101,165 $ 102,060 Tax-equivalent adjustment 1,983 1,854 1,699 1,506 1,507 Net interest income - FTE (non-GAAP) 140,818 126,144 111,312 102,671 103,567 Noninterest income 16,873 9,454 14,194 18,641 22,630 Less gain (loss) on sale of other real estate owned — (22) (90) 19 — Core revenue (non-GAAP) 157,691 135,576 125,416 121,331 126,197 Noninterest expense (GAAP) 77,149 68,843 65,424 62,800 63,694 Less amortization on intangibles 1,299 1,310 1,328 1,430 1,491 Less merger-related expenses — — — — 2,320 Core noninterest expense (non-GAAP) 75,850 67,533 64,096 61,370 59,883 Core efficiency ratio (non-GAAP) 48.10% 49.81% 51.11% 50.58% 47.45% *In the current period, the core efficiency calculation was modified to include tax equivalent income and exclude amortization of intangibles. The prior period calculations have been adjusted to conform to the current period presentation. 27

Q & A Fourth Quarter 2022 Earnings Webcast